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                                  Exhibit 10.19
                   THE COOPER COMPANIES, INC. AND SUBSIDIARIES


                                            April 11, 1997

Mr. Mark R. Russell
c/o Hospital Group of America, Inc.
1256 Drummers Lane, Suite 107
Wayne, PA  19087

        Re: Employment Agreement with Hospital Group of America, Inc.

Dear Mark:

        Reference is made to the Employment Agreement ("Employment Agreement") dated as of May 27, 1992 between you and Hospital Group of America, Inc. ("HGA"), as amended by the letter agreement effective as of June 15, 1993 among you, HGA and PSG Management, Inc. ("PSG") and as further amended by Steven G. Singer's memorandum to you dated November 12, 1993 and by the letter agreements effective as of January 11, 1996 and April 15, 1996 among you, HGA and PSG.

        HGA and PSG each hereby ratifies and confirms the Employment Agreement in all respects, except that effective as of the date hereof, clause (a) of
Section 1 of the Employment Agreement shall be amended to read in its entirety as follows: (a) July 1, 1999, and'.

        The provisions of Sections 9,10 and 11(c) of the Employment Agreement shall be deemed incorporated in this Agreement as if fully set forth herein.

        Kindly evidence your agreement with the foregoing amendments to the Employment Agreement by signing in the space provided below for your signature.

                                            Very truly yours,

                                            HOSPITAL GROUP OF AMERICA, INC.

                                            By:    /s/  Carol R Kaufman
                                               ---------------------------------

                                            PSG MANAGEMENT, INC.

                                            By:    /s/  Carol R Kaufman
                                               ---------------------------------


Agreed to and accepted this
14th day of April, 1997, to
be effective as of the
date set forth above.

/s/  Mark R. Russell
---------------------------
Mark R. Russell


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